SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


             Date of report (Date of earliest event reported) March 24, 1999

             Exact name of registrant as specified in its charter,
             State or other jurisdiction of incorporation or
             organization, Address of principal executive offices and
Commission   Registrant's Telephone Number,                         IRS Employer
File Number  including area code                              Identification No.
-----------  -------------------                              ------------------

1-12927      NEW CENTURY ENERGIES, INC.                            84-1334327
             (a Delaware Corporation)
             1225 17th Street
             Denver, Colorado  80202
             Telephone (303) 571-7511

Item 5.  OTHER EVENTS

New Century Energies, Inc. ("NCE") and Northern States Power Company ("NSP") held joint meeting with financial analysts on March 26, 1999 in New York and Boston. The content of the meeting is summarized in the following slide presentation.



Additionally, the following Summary NCE-NSP Merger Information has been provided to financial analysts with whom NCE communicates with on an on-going basis.



                        FORWARD LOOKING INFORMATION

The following information includes "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Investors and prospective investors are cautioned that the forward-looking statements contained herein with respect to the revenues, earnings, capital expenditures, resolution and impact of litigation, competitive performance, or other prospects for the business of New Century Energies, Inc., including any and all underlying assumptions and other statements that are other than statements of historical fact, may be influenced by factors that could cause actual outcomes and results to be materially different than projected. Such factors include, but are not limited to, the effects of weather, future economic conditions, the performance of generating units, fuel prices and availability, regulatory decisions and the effects of changes in state and federal laws, the pace of deregulation of domestic retail natural gas and electricity markets, the timing and extent of change in commodity prices for all forms of energy, capital spending requirements, the evolution of competition, earnings retention and dividend payout policies, changes in accounting standards, and other factors. From time to time, New Century Energies, Inc., may publish or otherwise make available forward-looking statements. All such subsequent forward-looking statements, whether written or oral and whether made by or on behalf of each company, are also expressly qualified by these cautionary statements.

                               SLIDE PRESENTATION
SLIDE 1

[Graphics Omitted]  Cover page of NCE and NSP Company logos


SLIDE 2

                                 Creating Shareholder Value

-     Two Financially Strong, Competitive Companies

-     Strategic Merger of Equals

-     Platform For Growth

-     Acceleration of Earnings

SLIDE 3
                                    Terms of Transaction

                                                NSP          NCE
                                                ---          ---
Exchange Rate                                   1:1         1.55:1

Shares Outstanding (millions)                 153.1          114.9

% of Ownership                                  46%            54%

Dividend Rate                                      $1.50 per share
                                                    NCE dividend rate
                                               adjusted for exchange ratio

SLIDE 4
[MAP Omitted]

Description of Map: Map of the central United States, identifying the states of Colorado, Texas, New Mexico, Kansas, Oklahoma and Wyoming and the NCE service territories and identifying the states of Minnesota, North Dakota, South Dakota, Wisconsin, Michigan and Arizona and the NSP service territories.


SLIDE 5
                                     Merger Statistics

Dollars in Billions
                              NSP            NCE           Combined
                              ---            ---           --------

Market Value*                 $4.1           $4.4            $8.5
Revenue
  Electric                    $2.3           $2.7            $5.0
  Gas                         $0.5           $0.8            $1.3
Total Assets                  $7.4           $7.7           $15.1

* As of 3/24/99

SLIDE 6
                           Total US Regulated Generation Ranking


Bar chart showing Regulated Generation Ranking

Company               Thousands of Mw

Edison Int'l              15
New Company               15*
FPL Group                 16
Duke Energy               17
Texas Utilities           21
Southern Company          32


* Excluding 6,587 Mw non-regulated generation.

SLIDE 7
                             Transmission Net Plant Investment

Bar chart showing Transmission Net Plant Investment


Company                 Dollars in Billions

Con Edison                    1.1
FPL Group                     1.2
PG&E                          1.3
New Company                   1.4
Edison Int'l                  1.9
Southern Company              2.5

SLIDE 8
                                Customer Ranking - Regulated

Bar chart showing Customer Ranking

Company             Millions of Domestic Customers

Texas Utilities                4.0
Con Edison                     4.0
Edison Int'l                   4.2
New Company (electric & gas)   4.4*
PSE&G                          5.5
PG&E                           8.2

* Excludes 2.1 million international customers

SLIDE 9


                                  Non-regulated Operations

   Non-                                      Energy
regulated               Energy              Marketing
Generation             Services            and Trading           Other

NRG    Quixx        EMI    Planergy/      NSP    e prime    Seren     Utility Engineering
        ep3                Cadence                          Eloigne   Natural Fuels
                                                            Ultra
                                                             Power

6,340   247         $54       $9          $121     $255       $29       $114
 Mw     Mw          Million   Million    Million   Million    Million  Million
                    Sales     Sales      Sales     Sales      Sales    Sales


Combined:             Combined:             Combined:           Combined:
 6,587Mw              $63 million           $376 million        $143 million


SLIDE 10
                                   Market Capitalization

Bar chart showing Market Capitalization


Company             Billions of Dollars

New Company              $8.6
Edison Int'l             $8.7
PSE&G                    $8.9
PECO Energy              $9.7
FPL Group                $10.4
Consolidated Edison      $11.1
PG&E                     $12.6
Texas Utilities          $12.9
Southern Co.             $18.1
Duke Energy              $21.0


SLIDE 11
                                    Shareholder Benefits
-   Strategic fit

-   Improves competitive position

-   Accretive first year

-   Increased EPS growth rate

SLIDE 12
                           Merger Adds Significant EPS Growth


Line Graph  Chart showing ranges of estimated EPS Growth Rates.

7-9% Growth Rate             5-7% Growth Rate
With Merger                   Without Merger
EPS Index         Year         EPS Index
---------         ----         ---------

100              2000            100

107-109          2001            105-107

115-119          2002            110-115

123-130          2003            115-123

131-141          2004            121-131

140-154          2005            126-140


SLIDE 13
                                   Bond Rating

                                       NSP        PSC       SPS
                                       ---        ---       ---
Standard & Poor's                      AA          A         A

Moody's                                Aa3         A3        Aa2

Fitch                                  AA

Duff & Phelps                                      A         AA


SLIDE 14
                                 Creating Shareholder Value


 -     Two Financially Strong, Competitive Companies

 -     Strategic Merger of Equals

 -     Platform For Growth

 -     Acceleration of Earnings


SLIDE 15

[MAP Omitted]

Description of Map: Map of the Central United States, identifying the states of Colorado, Texas, New Mexico, Kansas, Oklahoma and Wyoming and the NCE service territories and identifying the states of Minnesota, North Dakota, South Dakota, Wisconsin, Michigan and Arizona and the NSP service territories.


SLIDE 16

[Graphics Omitted]  Cover page of NCE and NSP Company logos

March 26, 1999




Dear Analyst:

As you know, it's been a busy week for us with announcements and phone calls about our proposed merger with Northern States Power. Because of all that activity, there's been considerable information shared in many different places. We thought it would be useful to you for us to pull it all together into one handy reference sheet.


The document is attached, filled with facts and figures about our companies and the benefits to everyone of our combining in a true merger of equals.

Thank you for all your interest in our announcement. If you need further information or wish to contact us with comments or concerns, please call either Mike Pritchard on 303-294-2588 or Bob Husted on 303-294-2550.

Sincerely,



/s/ Richard C. Kelly
Richard C. Kelly
Executive Vice President
and CFO

Enclosures

                           New Century Energies, Inc.
                       Summary NCE-NSP Merger Information
                                 March 26, 1999



1) NCE & NSP PROFILES - The underlying fundamentals of the two companies are very strong.
     a) Above-average estimated earnings per share growth rates (based on analyst consensus)
     b)   Below-average production costs and retail rates
     c)   Above-average customer growth rates
     d)   Strong credit positions and business profiles
     e)   Healthy regulatory environments
     f)   Best quartile operators in significantly all categories
     g)   No anticipated stranded costs

2) MERGER SAVINGS
     a)   $1.1 billion in synergies for regulated business operations
          i)   Both companies are committed to achieving these savings
          ii) NCE has successful track record at delivering what it promised (and a good deal more)
          iii) Announced synergies are at the lower end of the range observed in other transactions (and are readily achievable)
          iv)  Major categories include:
               (1)  Duplicate operations
               (2)  Purchasing economies
               (3)  Information technology system integration
               (4)  Fuel and fuel transportation economies
               (5)  Geographic advantages
          v)   Synergies are primarily based on duplicate functions and systems
               (1)  Relatively evenly spread out over 10-year period
               (2)  Not dependent on geography for achievement
               (3)  Not capital intensive
     b)   Additional synergies can be achieved through:
          i)   Non-regulated cost savings
          ii)  Non-regulated revenue enhancements (especially at NRG)
          iii) Independent transmission company
               (1) Will facilitate the movement of power and the sharing of the benefits of both companies' generation
               (2) 50 MW of power has been transmitted prior to the merger and additional amounts can be transferred now that NCE & NSP can operate publicly

3) SHAREHOLDER VALUE GROWTH - By combining the complementary strengths of the two companies, the potential for value creation is improved.
     a)   Enhanced earnings per share growth rate
     b) Accretive to both companies' earnings per share in the first full year after completion & thereafter
          i)   Excluding costs to achieve written off in first year
          ii)  Assuming 50% retention of annual synergies
     c)   Expected P/E multiple expansion
     d)   Critical mass in non-regulated assets

4)   METRICS
     a) Creates one of the nation's largest, best-positioned, global electric & gas energy companies:
          i) Market value - 10th largest electric & gas energy company in the nation
          ii)  Electric generating capacity - 21,720 MW total
               (1)  15,133 MW of regulated generation (5th largest)
                    (a)  Well-run, low-cost, high-rated nuclear facilities
               (2)  11th largest IPP in the world (NRG)
          iii) Distribution   operations  -  3rd  largest  in  total  number  of
               customers served

          iv)  Electric customers
               (1)  3.1 million in the U.S. (8th largest)
               (2)  2.1 million in the U.K.
          v)   Gas customers
               (1)  1.5 million in the U.S. (10th largest)
          vi) Energy Masters and Planergy combined will form one of the largest energy services firms in the nation
     b) Better positions merged company to participate in the emerging competitive market and capitalize on growth opportunities
     c)   Metric conclusions:
          i)   Combining two low-cost, very competitive companies
          ii)  Positioned to stay ahead of competition
          iii) Maintain good relationships with regulatory commissions
          iv) Creating a combined company with critical mass to control destiny in all segments of business

5)   BENEFITS OF SCALE
     a)   Economies of scale
          i)   Corporate infrastructure costs for deregulated market
          ii)  Product development costs
          iii) Administrative and corporate functions
          iv)  Intra-company transfer of best practices
     b)   Increased purchasing power
          i)   Fuel - coal and gas
          ii)  Purchased power
         iii)  Fuel transportation
          iv)  Products for resale
           v)  Operating and construction materials
     c)   Stronger financial position
          i)   Flexibility to fund growth
          ii)  Lower cost of capital
          iii) Provides higher earnings power and cash flow to fund strong expansion of business with less external financing
          iv)  Greater common stock float, liquidity and analyst following
          v)   Size to participate in larger transactions
          vi)  Reduced future common stock issuance/dilution

6)  MARKET REACH
     a)   Operations in very active markets --low-cost, high-growth electric and
          gas  customer   base  with  fast   growing,   profitable non-regulated
          international and domestic operations which are situated in and adjacent to some of the fastest growing commercial markets in the world.
          i)   Canada to Mexico
          ii)  California to New York
          iii) United Kingdom
          iv)  Australia
          v)   Southern cone of South America
          vi)  Central Europe

7)   DIVERSIFIED RISKS
     a) Expanded asset mix in a variety of economies around the world which are positioned to fully develop businesses around the assets
          i) Diversification reduces the overall risk of the enterprise as domestic markets head toward competition
          ii)  Operate in low-risk, high-quality foreign markets
     b) Improved risk profile due to diversity of geography, fuel, regulation and economies
          i) Greater financial stability and less vulnerable to cyclical swings and disruptions
     c)   Load and customer diversity

     d)   Expands marketing and trading activities through a broader asset base
     e)   Nuclear assets are reduced to 7% of combined generating capacity

8)    COMPLETION ISSUES
     a) Preliminary conversations with regulators and politicians have been positive
     b) Public Utility Holding Company Act issues have been thoroughly researched and believe approval can and will be obtained in a timely basis
     c) No FERC market power issues expected, likely to be able to fast-track and avoid hearings
     d) Less local/neighboring company opposition expected given that transaction is pan-regional
          i)   Should be less threatening to direct neighbors

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                         NEW CENTURY ENERGIES, INC.


                                             /s/Teresa S. Madden
                                          -----------------------------
                                              Teresa S. Madden
                                               Controller and
                                         Principal Accounting Officer









Dated:   March 26, 1999